                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                        GUITAR CENTER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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
                              GUITAR CENTER, INC.
                              5155 CLARETON DRIVE
                         AGOURA HILLS, CALIFORNIA 91301

   [LOGO]
                                 March 29, 1999

To Our Stockholders:

    You are cordially invited to attend the Guitar Center, Inc. annual meeting of stockholders which will be held on April 26, 1999, at 12:00 p.m. Pacific time, at the Hyatt Westlake Plaza, 880 South Westlake Boulevard, Westlake Village, California 91361. All stockholders of record as of March 29, 1999 are entitled to vote at the meeting.

    The meeting will be held to:

    - elect a board of eight directors for the ensuing year or until the election and qualification of their respective successors;

    - approve an amendment to our Amended 1997 Equity Participation Plan to increase the number of shares that may be issued under the plan from 1,375,000 shares to 2,225,000 shares; and

    - transact any other business which is properly brought before the meeting or any adjournment or postponement thereof.

    We hope you will attend the meeting in person. Whether or not you expect to attend the meeting, however, we ask that you please complete, sign, date and return the enclosed proxy card promptly to ensure that your shares will be represented at the meeting. If you attend the annual meeting, you may vote in person even if you have sent in your proxy card.

                                          Sincerely,

                                              [/S/ LARRY THOMAS]

                                          Larry Thomas
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              GUITAR CENTER, INC.
                              5155 CLARETON DRIVE
                         AGOURA HILLS, CALIFORNIA 91301

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 1999

                            ------------------------

To The Stockholders:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Guitar Center, Inc. will be held at the Hyatt Westlake Plaza, 880 South Westlake Boulevard, Westlake Village, California 91361, on Monday, April 26, 1999, at 12:00 p.m. Pacific time, for the following purposes:

    - to elect a board of eight directors for the ensuing year or until the election and qualification of their respective successors;

    - to approve an amendment to our Amended 1997 Equity Participation Plan to increase the number of shares that may be issued under the plan from 1,375,000 shares to 2,225,000 shares; and

    - to transact any other business which is properly brought before the meeting or any adjournment or postponement thereof.

    Please refer to the attached proxy statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

    Stockholders of record at the close of business on March 29, 1999 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. The list of stockholders will be available for examination for ten days prior to the annual meeting at Guitar Center, Inc., 5155 Clareton Drive, Agoura Hills, California 91301. All stockholders are cordially invited to attend the annual meeting.

                                      By Order of the Board of Directors

                                               [/S/ BRUCE ROSS]

                                      Bruce Ross

                                      EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
                                      OFFICER AND SECRETARY

Agoura Hills, California
March 29, 1999

                              GUITAR CENTER, INC.

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 1999
                            ------------------------

                                  INTRODUCTION

GENERAL

    This proxy statement is furnished to our stockholders in connection with the solicitation of proxies for use at our annual meeting of stockholders to be held on April 26, 1999 at 12:00 p.m. Pacific time, for the purposes of:

    - electing a board of eight directors for the ensuing year or until the election and qualification of their respective successors;

    - approving an amendment to our Amended 1997 Equity Participation Plan to increase the number of shares that may be issued under the plan from 1,375,000 shares to 2,225,000 shares; and

    - transacting any other business which is properly brought before the meeting or any adjournment or postponement thereof.

    A copy of our Annual Report on Form 10-K for the year ended December 31, 1998 and this proxy statement and accompanying proxy card will be first mailed to stockholders on or about April 2, 1999.

    This solicitation is made on behalf of our Board of Directors and we will pay the costs of solicitation. Our directors, officers and employees may also solicit proxies by telephone, telegraph, fax or personal interview. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to our stockholders. We have retained ChaseMellon Shareholder Services, L.L.C. to assist in the solicitation of proxies with respect to shares of our common stock held of record by brokers, nominees and institutions. The estimated cost of the services of ChaseMellon Shareholder Services, L.L.C. is $2,500, plus expenses.

    Our principal executive offices are located at 5155 Clareton Drive, Agoura Hills, California 91301, telephone (818) 735-8800.

SHARES ENTITLED TO VOTE AND REQUIRED VOTE

    Our outstanding common stock constitutes the only class of securities entitled to vote at the meeting. Stockholders of record of the common stock at the close of business on March 29, 1999 are entitled to notice of, and to vote at, the meeting. On that date, 20,111,858 shares of our common stock were outstanding. The presence at the meeting, in person or by proxy, of a majority of the shares of the common stock issued and outstanding on March 29, 1999, will constitute a quorum. Each share of common stock is entitled to one vote.

VOTING PROCEDURES

    A proxy card is enclosed for your use. We ask that you sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if you mail it in the United States.

    You have choices on each of the matters to be voted upon at the meeting. Concerning the election of the directors, by checking the appropriate box on your proxy card you may:

    - vote for the director nominees; or

    - withhold authority to vote for the director nominees.

    Concerning the approval of the amendment to the Amended 1997 Equity Participation Plan, which we refer to as the "1997 Plan," you may:

    - approve the amendment;

    - disapprove the amendment; or

    - abstain from voting for or against the amendment.

    Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the meeting FOR (1) the election of the director nominees listed on page 4 and (2) the amendment of the 1997 Plan. With respect to any other business which may properly come before the meeting and be submitted to a vote of stockholders, proxies will be voted in accordance with the best judgment of the designated proxy holders.

    Shares represented by proxies that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The director nominees shall be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of a director. Approval of the amendment to the 1997 Plan requires the affirmative vote of a majority of the outstanding shares of common stock represented at and entitled to vote at the meeting.

    Stockholders of record may vote by either completing and returning the enclosed proxy card prior to the meeting, voting in person at the meeting, or submitting a signed proxy card at the meeting.

    YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

    You may revoke your proxy at any time before it is actually voted at the meeting by:

    - delivering written notice of revocation to our Secretary at 5155 Clareton Drive, Agoura Hills, California 91301;

    - submitting a later dated proxy; or

    - attending the meeting and voting in person.

    Your attendance at the meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records.

    All votes cast at the meeting will be tabulated by the persons appointed by us to act as inspectors of election for the meeting.

                                PROPOSAL NO. 1:
                   ELECTION OF NOMINEES TO BOARD OF DIRECTORS

GENERAL INFORMATION

    Directors are elected at each annual meeting and hold office until their resignation or removal and until their successors are duly elected and qualified at the next annual meeting. Our Amended and Restated Bylaws provide that our Board of Directors shall consist of nine directors. Presently, however, there are eight incumbent directors with one vacancy. As of the date of this proxy statement, we have no present intention to fill this vacancy and, accordingly, only eight persons are nominated for election. Proxies cannot be voted for more people than those named below.

    Each nominee for director has indicated his willingness to serve if elected. Proxies received by us will be voted for the nominees. Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, we will vote the proxies for any substitute nominee we may designate.

    Each nominee for election to the Board of Directors currently serves as one of our directors and has continually served as a director since the date he initially became a director, which is set forth below. In 1998, our Board of Directors met 4 times and each director attended at least 75% of the meetings held during the year. The following table sets forth information with respect to the eight people nominated for election at the meeting.

                                                                                             DIRECTOR
NOMINEES FOR DIRECTOR                AGE                      POSITION                        SINCE
-----------------------------------  --- --------------------------------------------------  --------
Larry Thomas.......................  49  President, Chief Executive Officer and Director       1984

Marty Albertson....................  45  Executive Vice President, Chief Operating Officer
                                           and Director                                        1996

Steven Burge(2)....................  42  Director                                              1996

David Ferguson(1)..................  43  Director                                              1996

Harvey Kibel(2)....................  61  Director                                              1997

Michael Lazarus(1).................  43  Director                                              1996

Peter Starrett(1)..................  51  Director                                              1997

Jeffrey Walker(2)..................  43  Director                                              1996

------------------------

(1) member of compensation committee

(2) member of audit committee

    The principal occupations and positions for the past five years, and in some cases prior years, of the directors named above are as follows:

    LARRY THOMAS has been with Guitar Center since 1977. He has served as a director since 1984 and has been our President and Chief Executive Officer since 1992. After working as a salesperson in the San Francisco, California store, Mr. Thomas became the store's manager. In 1980, Mr. Thomas became the San Francisco area regional manager. In 1984, Mr. Thomas assumed the role of Corporate General Manager and Chief Operating Officer. Mr. Thomas is currently a member of the Los Angeles Chapter of the Young Presidents' Organization and is a former board member of the National Association of Music Merchants.

    MARTY ALBERTSON has served as Executive Vice President and our Chief Operating Officer since 1990. Mr. Albertson was elected as a director in 1996. Mr. Albertson joined Guitar Center as a salesperson in 1979 and has held various positions of increasing responsibility with Guitar Center since that time. In 1980, he served as Advertising Director and in 1984 became National Sales Manager. Thereafter, in 1985, Mr. Albertson became Vice President of Corporate Development, and then became the Vice President of Sales and Marketing in 1987.

    STEVEN BURGE is a Partner of Norwest Equity Partners, which was formerly Wells Fargo Equity Capital. He became a director of Guitar Center in 1996. From 1996 to 1999, Mr. Burge was a Managing Director of Wells Fargo Small Business Investment Company, Inc. ("Wells Fargo"). From 1987 through 1995, Mr. Burge was a Managing General Partner of Wedbush Capital Partners, a private investment fund, and was an executive in the Corporate Finance Department of Wedbush Morgan Securities, a regional investment banking firm. Prior to joining Wedbush Morgan Securities, Mr. Burge held various positions with Wells Fargo Bank, N.A.

    DAVID FERGUSON is a General Partner of Chase Capital Partners, the sole general partner of Chase Venture Capital Associates, L.P. ("Chase Ventures"). He became a director of Guitar Center in 1996. Prior to joining Chase Capital Partners, Mr. Ferguson was a member of the mergers and acquisitions groups of Bankers Trust New York Corporation and Prudential Securities, Inc. Mr. Ferguson currently serves as a director of Restoration Hardware, Inc., Wild Oats Markets, Inc. and various privately held companies. Mr. Ferguson is a certified public accountant.

    HARVEY KIBEL is the Chief Executive Officer of Kibel Green, Inc., a privately held management consulting company which he co-founded in 1982. He became a director of Guitar Center in 1997. Mr. Kibel is currently on the Board of Directors of the UCLA Medical School and various privately held companies.

    MICHAEL LAZARUS is a General Partner of Weston Presidio Capital Management II, L.P., a venture capital firm and the sole general partner of Weston Presidio Capital II, L.P. ("Weston Presidio"). From 1986 to 1991, he served as Managing Director and Director of the Private Placement Department of Montgomery Securities. He became a director of Guitar Center in 1996. Mr. Lazarus is currently on the Board of Directors of Just For Feet, Inc., Restoration Hardware, Inc. and various privately held companies.

    PETER STARRETT is President of Peter Starrett Associates, a retail advisory firm. From 1990 to 1998, Mr. Starrett was President of Warner Bros. Studio Stores. Prior to Warner Bros., Mr. Starrett held various executive positions with May Department Stores and Federated Department Stores, including serving as Chairman and CEO of Federated's Specialty Store Division. He became a director of Guitar Center in 1997. Mr. Starrett is currently on the Board of Directors of Petco Animal Supplies, Inc., Brylane, Inc. and various privately held companies

    JEFFREY WALKER is the Managing General Partner of Chase Capital Partners, and a senior managing director and member of the Policy Council of The Chase Manhattan Corporation. He became a director of Guitar Center in 1996. Prior to co-founding Chase Capital Partners in 1984, Mr. Walker worked in the Investment Banking and Finance Divisions of Chemical Bank and the Audit and Consulting Divisions of Arthur Young & Co. Mr. Walker is a certified public accountant and a certified management accountant. Mr. Walker currently serves as a director of various privately held companies and was Vice Chairman of the National Association of Small Business Investment Companies.

DIRECTOR COMPENSATION

    Each member of our Board of Directors who is not a full-time employee is paid $3,000 for attendance at each board meeting and $1,000 for attendance at each meeting of a committee of the Board of Directors, and all directors are reimbursed for reasonable out-of-pocket expenses arising from their attendance at any meetings. The 1997 Plan provides for the grant of options to directors who are not also our employees:

    - upon being elected to the Board of Directors, each non-employee director is granted an option to purchase 15,000 shares of our common stock; and

    - upon being re-elected to the Board of Directors on the date of each annual meeting, each non-employee director is granted an option to purchase 5,000 shares of our common stock.

    Accordingly, each of Messrs. Burge, Ferguson, Kibel, Lazarus, Starrett and Walker, if elected at the meeting, will be granted options to purchase 5,000 shares of our common stock. All options granted to non-employee directors have a per share exercise price equal to the fair market value of a share of our common stock on the date of the grant.

COMMITTEES OF THE BOARD OF DIRECTORS

    Our Board of Directors has two standing committees, the audit committee and the compensation committee. The audit committee has responsibility for reviewing and making recommendations regarding our employment of independent accountants, the annual audit of our financial statements, and our internal controls, accounting practices and policies. The members of the audit committee are Messrs. Burge, Kibel and Walker. In 1998, the audit committee met 4 times and each member of the audit committee attended at least 75% of those meetings. The compensation committee has responsibility for determining the nature and amount of compensation for our management and for administering our employee benefit plans (including the 1997 Plan). The members of the compensation committee are Messrs. Ferguson, Lazarus and Starrett. In 1998, the compensation committee met 4 times and each member of the compensation committee attended at least 75% of those meetings.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

    Our Restated Certificate of Incorporation provides that a director will not be personally liable to us or our stockholders for monetary damages for any breach of his fiduciary duty as a director, except in certain cases where liability is mandated by the Delaware General Corporation Law. The provision has no effect on any non-monetary remedies that may be available to us or our stockholders, nor does it relieve us or our directors from compliance with federal or state securities laws. Our Amended and Restated Bylaws generally provide that we shall indemnify, to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, investigation, administrative hearing or any other proceeding by reason of the fact that he is or was a director or officer, or is or was serving at our request as a director, officer, employee or agent of another entity, against expenses (including attorneys' fees) and losses, claims, liabilities, judgments, fines and amounts paid in settlement actually incurred by him in connection with the proceeding. We have entered into agreements to provide indemnification for our directors and some of our officers in addition to the indemnification provided for in the Amended and Restated Bylaws. These agreements, among other things, will indemnify our directors and officers for some of the expenses (including attorney's fees), and all losses, claims, liabilities, judgments, fines and settlement amounts incurred by the specific officer or director arising out of or in connection with his service as one of our directors or officers to the fullest extent permitted by applicable law.

COMPLIANCE WITH SECTION 16(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all of these forms which they file.

    Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 1998, all filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16(a) of the Exchange Act were complied with, except in the following instances:
(1) Mr. Ross filed a Form 4 covering two transactions one month after the form was required to be filed and (2) Mr. Thomas filed a Form 4 covering one transaction two months after the form was required to be filed and a Form 4 covering two transactions one month after the form was required to be filed.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE FOR THE DIRECTORS
                          NOMINATED IN PROPOSAL NO. 1.

                                PROPOSAL NO. 2:

                        APPROVAL OF THE AMENDMENT TO THE
                     AMENDED 1997 EQUITY PARTICIPATION PLAN

    Our 1997 Plan was originally adopted by the Board of Directors and approved by the stockholders in January 1997. The 1997 Plan was subsequently amended by the Board of Directors in February 1998 and approved by the stockholders in April 1998. In March 1999 the Board of Directors approved another amendment to the 1997 Plan to increase the number of shares of common stock that may be issued or sold under the 1997 Plan from 1,375,000 shares to 2,225,000 shares. Under the terms of the 1997 Plan, in order for the Board of Directors' amendment to be effective, it must be approved by our stockholders.

  -  WHY DOES THE 1997 PLAN NEED TO BE AMENDED?

    We believe that, in order to continue to provide an incentive to secure and retain directors, officers, key employees and consultants of outstanding ability and to provide added incentives to those directors, officers, employees and consultants responsible for our development and financial success, additional shares should be made available under the 1997 Plan. At March 29, 1999, a total of only 283,560 shares were available for future grants. In order to continue our goal of using stock incentives to secure and retain key employees of outstanding ability, the Board of Directors has approved an amendment of the 1997 Plan that would increase by 850,000 the number of shares of common stock approved for issuance under the 1997 Plan from 1,375,000 to 2,225,000.

  -  WHAT TYPES OF AWARDS ARE GRANTED?

    Our officers, employees and consultants are granted options, restricted stock, stock appreciation rights, dividend equivalent performance awards and deferred stock awards, all of which we refer to as "awards." In addition to awards made to officers, employees or consultants, the 1997 Plan permits the granting of options to our non-employee directors, which we refer to as "director options."

  -  WHO DETERMINES WHO RECEIVES THE AWARDS AND THE TERMS OF THE AWARDS?

    The compensation committee administers the 1997 Plan with respect to grants to our employees or consultants and the full Board of Directors administers the 1997 Plan with respect to non-employee directors. Subject to the terms of the 1997 Plan, the Board of Directors or compensation committee has the authority to select the persons to whom awards are to be made, to determine the number of shares granted and the terms and conditions the award, and to make all other determinations with respect to the administration of the 1997 Plan. Similarly, the Board of Directors has discretion to determine the terms and conditions of director options and to interpret and administer the 1997 Plan with respect to director options. The compensation committee and the Board of Directors is also authorized to adopt, amend and rescind rules relating to the administration of the 1997 Plan.

  -  WHO IS ON THE COMPENSATION COMMITTEE?

    The compensation committee consists of at least two members of the Board of Directors, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code.

  -  WHAT TYPES OF AWARDS MAY BE GRANTED?

    The 1997 Plan provides that the compensation committee may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each award is set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award as determined by the compensation committee.

  -  WHO IS ELIGIBLE TO RECEIVE THE AWARDS?

    Our employees and consultants may be awarded options, stock appreciation rights, restricted stock and other awards and our non-employee directors may be granted nonqualified stock options.

  -  HOW MANY SHARES CAN SOMEONE RECEIVE IN ONE YEAR?

    The maximum number of shares which may be subject to options or stock appreciation rights granted under the 1997 Plan to any individual in any calendar year cannot exceed 150,000.

  -  WHAT DOES A GRANTEE HAVE TO AGREE TO IN ORDER TO RECEIVE AN AWARD?

    Generally, in addition to the payment of any purchase price as consideration for the issuance of an award, the grantee must agree to remain employed by us or continue to consult for us for at least one year after the award is issued. In addition, awards are exercisable or payable only while the grantee is an employee or consultant of Guitar Center. However, under certain conditions, the compensation committee may determine that any award may be exercisable or paid after the termination of someone's employment.

  -  HOW IS THE 1997 PLAN AMENDED?

    The 1997 Plan may be amended, suspended or terminated at any time by the Board of Directors or the compensation committee. However, the maximum number of shares that may be sold or issued under the 1997 Plan may not be increased without approval of our stockholders.

  -  DOES THE 1997 PLAN CONFORM TO FEDERAL SECURITIES LAWS?

    The 1997 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission under those acts, including Rule 16b-3. The 1997 Plan will be administered, and options will be granted and may be exercised, only in a manner which conforms to these laws, rules and regulations. To the extent permitted by applicable law, the 1997 Plan and options granted under the 1997 Plan shall be deemed amended to the extent necessary to conform to these laws, rules and regulations.

  -  WHAT ARE THE FEDERAL TAX CONSEQUENCES OF THE AWARDS?

    Under current federal laws, in general, recipients of awards and grants of nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments under the 1997 Plan are taxable under Section 83 of the Internal Revenue Code upon their receipt of common stock or cash with respect to the awards or grants. Subject to Section 162(m), we will be entitled to an income tax deduction with respect to the amounts taxable to these recipients.

    Under Sections 421 and 422 of the Internal Revenue Code, recipients of incentive stock options are generally not taxable on their receipt of common stock upon their exercises of incentive stock options if the incentive stock options and option stock are held for minimum holding periods. We are not entitled to income tax deductions with respect to these exercises.

  -  WHERE CAN I FIND A COPY OF THE ENTIRE 1997 PLAN?

    The summary we have included about the 1997 Plan is qualified in its entirety by reference to the 1997 Plan, which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 1998 and is incorporated into this proxy statement by reference.

  -  WHAT VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO THE 1997 PLAN?

    Approval of this proposal requires the affirmative vote of the holders of a majority of the our outstanding shares of common stock represented at and entitled to vote at the meeting.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
        APPROVAL OF THE AMENDMENT TO THE 1997 EQUITY PARTICIPATION PLAN
                        AS SET FORTH IN PROPOSAL NO. 2.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The information in the following table sets forth the ownership of our common stock, as of March 29, 1999, by (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of our common stock;
(ii) each named executive officer (as listed on page 14); (iii) each of our directors; and (iv) all of our directors and executive officers, as a group. As of March 29, 1999, we had 20,111,858 shares of common stock outstanding.

                                                                          NUMBER OF SHARES       PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                 BENEFICIALLY OWNED(1)   OWNERSHIP(1)
----------------------------------------------------------------------  ---------------------   ------------
Chase Venture Capital Associates, L.P.(2).............................        4,594,164            22.8%
  380 Madison Avenue, 12th Floor
  New York, NY 10017

Putnam Investments, Inc.(3)...........................................        2,909,149             14.5
  One Post Office Square
  Boston, Massachusetts 02109

The TCW Group, Inc.(4)................................................        2,030,639             10.1
  865 South Figueroa Street
  Los Angeles, California 90017

Larry Thomas(5).......................................................        1,520,169              7.6

Marty Albertson(6)....................................................        1,175,622              5.8

Provident Investment Counsel, Inc.(7).................................          944,677              4.7
  300 North Lake Avenue
  Pasadena, California 91101

Barry Soosman(8)......................................................          140,892            *

Bruce Ross(9).........................................................           72,716            *

David Ferguson(10)....................................................           31,667            *

Peter Starrett(11)....................................................           12,346            *

Harvey Kibel(12)......................................................            5,000            *

Steven Burge(13)......................................................            1,667            *

Michael Lazarus(14)...................................................            1,667            *

Jeffrey Walker(15)....................................................            1,667            *

All Named Executive Officers and Directors as a group (10 persons)....        2,963,413             14.7

------------------------

*   Represents less than 1% of the issued and outstanding shares.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of March 29, 1999, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 5155 Clareton Drive, Agoura Hills, California 91362.

(2) Based solely on a filing on Schedule 13G, dated February 10, 1999, in which Chase Ventures reported sole voting and dispositive power with respect to such shares of common stock. Includes shares subject to investor options (as described herein) granted by Chase Ventures to certain members of management for the purchase of 205,011 shares of common stock. Also includes 5,000 shares of common stock issuable upon the exercise of options granted to Mr. Ferguson under the 1997 Plan for the benefit of Chase Ventures 3,333 of which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999.

(3) Based solely on a filing on Schedule 13G, dated September 18, 1998, in which Putnam Investments, Inc., on behalf of itself and Putnam Investment Management, Inc., The Putnam Advisory Company, Inc., Putnam OTC & Emerging Growth Fund and Marsh & McLennan Companies, Inc., disclosed beneficial ownership of such shares.

(4) Based solely on a filing on Schedule 13G, dated February 28, 1999, in which The TCW Group, Inc., on behalf of itself and Robert Day, Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc., disclosed beneficial ownership of such shares.

(5) Represents: (1) 1,012,462 shares of common stock held by a trust for the benefit of Mr. Thomas and his spouse for which Mr. Thomas and his spouse serve as co-trustees; (2) 109,722 shares of common stock issuable upon the exercise of an investor option granted to Mr. Thomas by the investors (as described herein); and (3) 397,985 shares of common stock issuable upon the exercise of a management stock option (as described herein). Excludes 27,632 shares of common stock held by a charitable foundation for which Mr. Thomas and his spouse serve as its sole directors and have the power to vote such shares. Mr. Thomas disclaims beneficial ownership of such shares.

(6) Represents: (1) 461,717 shares of common stock held by a trust for the benefit of Mr. Albertson and his spouse for which Mr. Albertson and his spouse serve as co-trustees; (2) 100,000 shares of common stock held by a limited partnership of which Mr. Albertson is the general partner; (3) 52,602 shares of common stock held in trust for the benefit of Mr. Albertson and one of his children for which Mr. Albertson serves as trustee; (4) 52,602 shares of common stock held in trust for the benefit of Mr. Albertson's spouse and one of his children for which Mr. Albertson serves as trustee; (5) 497 shares held by Mr. Albertson; (6) 497 shares held by Mr. Albertson's spouse; (7) 109,722 shares of common stock issuable upon the exercise of an investor option granted to Mr. Albertson by the investors; and (8) 397,985 shares of common stock issuable upon the exercise of a management stock option.

(7) Based solely on a filing on Schedule 13G, dated January 10, 1999, in which Provident Investment Counsel, Inc. disclosed sole dispositive power over such shares and sole voting power over 832,297 of such shares.

(8) Represents: (1) 30,910 shares of common stock held by the Soosman Family Trust with respect to which Mr. Soosman and his spouse serve as co-trustees and share voting and investment control; (2) 3,850 shares of common stock issuable upon the exercise of an investor option granted to Mr. Soosman by the investors; and (3) 106,132 shares of common stock issuable upon the exercise of options granted to Mr. Soosman under the 1996 Performance Stock Option Plan, as amended, which we refer to as the "1996 Plan." Excludes 53,066 shares of common stock issuable upon the exercise of options granted to Mr. Soosman under the 1996 Plan which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999.

(9) Represents (1) 3,850 shares of common stock issuable upon the exercise of an investor option granted to Mr. Ross by the investors; and (2) 68,866 shares of common stock issuable upon the exercise of options granted to Mr. Ross under the 1996 Plan. Excludes 66,332 shares of common stock issuable upon the exercise of options granted to Mr. Ross under the 1996 Plan which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999.

(10) Represents: (1) 30,000 shares of common stock owned directly by Mr. Ferguson; and (2) 1,667 shares of common stock issuable upon the exercise of options granted to Mr. Ferguson under the 1997 Plan. Excludes 3,333 shares of common stock issuable upon the exercise of options granted to Mr. Ferguson under the 1997 Plan which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999. In addition, Mr. Ferguson is a General Partner of Chase Capital Partners, a New York general partnership, and the sole general partner of Chase Ventures. Mr. Ferguson disclaims beneficial ownership of the shares owned by Chase Ventures, except to the extent of his pecuniary interest therein.

(11) Represents (1) 7,346 shares of common stock owned directly by Mr. Starrett; and (2) 5,000 shares of common stock issuable upon the exercise of options granted to Mr. Starrett under the 1997 Plan. Excludes 10,000 shares of common stock issuable upon the exercise of options granted to Mr. Starrett under the 1997 Plan which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999.

(12) Represents shares of common stock issuable upon the exercise of options granted to Mr. Kibel under the 1997 Plan. Excludes 10,000 shares of common stock issuable upon the exercise of options granted to Mr. Kibel under the 1997 Plan which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999.

(13) Represents 1,667 shares of common stock issuable upon the exercise of options granted to Mr. Burge under the 1997 Plan. Excludes 3,333 shares of common stock issuable upon the exercise of options granted to Mr. Burge under the 1997 Plan which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999. In addition, Mr. Burge may be deemed to share voting or investment control over the 918,200 shares of common stock owned by Wells Fargo (39,111 shares of which are subject to the investor options). Mr. Burge disclaims beneficial ownership of the shares held by Wells Fargo, except to the extent of his pecuniary interest therein.

(14) Represents 1,667 shares of common stock issuable upon the exercise of options granted to Mr. Lazarus under the 1997 Plan. Excludes 3,333 shares of common stock issuable upon the exercise of options granted to Mr. Lazarus under the 1997 Plan which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999. In addition, as a General Partner of Weston Presidio Management II, L.P., the sole general partner of Weston Presidio, he may be deemed to share voting and investment control over the 688,650 shares of common stock held by Weston Presidio (29,272 shares of which are subject to the investor options). Mr. Lazarus disclaims beneficial ownership of the shares held by Weston Presidio, except to the extent of his pecuniary interest therein.

(15) Represents 1,667 shares of common stock issuable upon the exercise of options granted to Mr. Walker under the 1997 Plan. Excludes 3,333 shares of common stock issuable upon the exercise of options granted to Mr. Walker under the 1997 Plan which are not currently exercisable and will not be exercisable within 60 days of March 29, 1999. Mr. Walker is the Managing General Partner of Chase Capital Partners, a New York general partnership, and the sole general partner of Chase Ventures. Mr. Walker disclaims beneficial ownership of the shares owned by Chase Ventures, except to the extent of his pecuniary interest therein.

             CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

    Set forth below is information regarding each of our executive officers as of December 31, 1998. Further information with regard to Messrs. Thomas and Albertson is presented under "Proposal No. 1: Election of Nominees to Board of Directors."

NAME                                 AGE POSITION
-----------------------------------  --- ------------------------------------------------------------
Larry Thomas.......................  49  President and Chief Executive Officer

Marty Albertson....................  45  Executive Vice President and Chief Operating Officer

Bruce Ross.........................  50  Executive Vice President, Chief Financial Officer and
                                         Secretary

Barry Soosman......................  38  Executive Vice President of Corporate Development and
                                         General Counsel

    The principal occupations and positions for the past five years, and in some cases prior years, of the executive officers named above, other than Messrs. Thomas and Albertson, as are as follows:

    BRUCE ROSS joined Guitar Center in July 1994 as Chief Financial Officer. In February 1998, Mr. Ross was promoted to Executive Vice President. Prior to joining Guitar Center, Mr. Ross was Chief Financial Officer of Fred Hayman Beverly Hills, Inc., a retailer of high end fashion clothing on Rodeo Drive in California and a wholesaler of men's and women's fragrances. From 1982 to 1990, Mr. Ross was employed by Hanimex Vivitar Corporation, a worldwide manufacturer and distributor of photographic products. Mr. Ross served in various capacities with Hanimex Vivitar in Australia, the United States and Europe. While working for Hanimex Vivitar in the United States, Mr. Ross was promoted to the position of Chief Financial Officer in 1986 and Chief Executive Officer for North America in 1988.

    BARRY SOOSMAN joined Guitar Center in July 1996 as Vice President of Corporate Development and General Counsel. In January 1999, Mr. Soosman was promoted to Executive Vice President. Mr. Soosman had been a practicing attorney for twelve years specializing in real estate, commercial and corporate law. Since 1992 and prior to joining Guitar Center, Mr. Soosman had been our outside general counsel. In June 1996 Mr. Soosman became of counsel to the law firm of Buchalter, Nemer, Fields & Younger, a Professional Corporation. Mr. Soosman is a former Adjunct Professor at Southwestern School of Law.

                             EXECUTIVE COMPENSATION

    The following table provides for the periods shown summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of our three highest paid executive officers (collectively referred to as the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                          COMPENSATION
                                                      ANNUAL COMPENSATION ($)           -----------------
                                             -----------------------------------------     SECURITIES
NAME AND PRINCIPAL                                                    OTHER ANNUAL         UNDERLYING           ALL OTHER
POSITION                            YEAR      SALARY      BONUS    COMPENSATION ($)(1)  OPTIONS/SAR #(2)   COMPENSATION ($)(3)
--------------------------------  ---------  ---------  ---------  -------------------  -----------------  -------------------
Larry Thomas ...................       1998  $ 500,000  $ 425,854                --                --           $  12,000
  President and Chief Executive        1997    500,000    500,000     $  18,917,192(4)             --              11,250
  Officer                              1996    500,000         --        10,660,728(5)        397,985              11,250

Marty Albertson ................       1998  $ 375,000  $ 319,416                --                --           $  12,000
  Executive Vice President and         1997    375,000    375,000     $  12,611,441(4)             --              11,250
  Chief Operating Officer              1996    375,000         --         7,107,146(5)        397,985              11,250

                                                                                            LONG TERM
                                                                                          COMPENSATION
                                                      ANNUAL COMPENSATION ($)           -----------------
                                             -----------------------------------------     SECURITIES
NAME AND PRINCIPAL                                                    OTHER ANNUAL         UNDERLYING           ALL OTHER
POSITION                            YEAR      SALARY      BONUS    COMPENSATION ($)(1)  OPTIONS/SAR #(2)   COMPENSATION ($)(3)
--------------------------------  ---------  ---------  ---------  -------------------  -----------------  -------------------
Bruce Ross .....................       1998  $ 225,000  $  70,710                --                --           $  12,000
  Executive Vice President and         1997    214,000    225,000                --                --              11,250
  Chief Financial Officer              1996    195,000     58,500                --           159,198              11,250

Barry Soosman ..................       1998  $ 225,000  $ 104,020                --                --           $  12,000
  Executive Vice President of          1997    225,000    112,500                --                --                  --
  Corporate Development and            1996    112,500     10,000                --           159,198                  --
  General Counsel

(1) Excludes perquisites and other personal benefits, securities or property aggregating less than $50,000 or 10% of the total annual salary and bonus reported for each named executive officer.

(2) The securities underlying the options are shares of common stock.

(3) All other compensation consists of contributions made by us to our profit sharing plan on behalf of each named executive officer.

(4) Other annual income consists of non-cash compensation that is considered to have been earned by such named executive officer for federal and state income tax purposes upon the termination of the trading and other restrictions associated with the junior preferred stock, $.01 par value, held by the named executive officer at the time the shares of junior preferred stock were converted into common stock in connection with our initial public offering.

(5) Other annual compensation consists of cash compensation received by the named executive officer in connection with our recapitalization in 1996 and related transactions. Excludes restricted shares of junior preferred stock received by the named executive officer upon the cancellation of employee stock options in connection with the recapitalization that were converted into common stock in connection with our initial public offering.

    During the periods indicated above, none of the named executive officers received any awards under any long-term incentive plan, and we do not have a pension plan.

EMPLOYMENT AGREEMENTS

    On June 5, 1996, we entered into a five-year employment agreement with each of Larry Thomas and Marty Albertson, a three-year employment agreement with Bruce Ross and a three and one-half year employment agreement with Barry Soosman. On July 1, 1998, we extended the term of the employment agreement with each of Mr. Ross and Mr. Soosman to June 5, 2001. The employment agreements provide Messrs. Thomas, Albertson, Ross and Soosman with base salaries of $500,000, $375,000, $225,000 and $225,000, respectively. Each of these executive officers is entitled to participate in all insurance and benefit plans generally available to executives of Guitar Center. In addition to their base salary, Messrs. Thomas and Albertson will be paid an annual bonus equal to 57.14% and 42.86%, respectively, of a bonus pool determined at the end of each year, not to exceed $900,000. The amount of the bonus pool with respect to any fiscal year will be a percentage ranging from 10% to 30% of the excess of our actual earnings before interest expense, tax expense, depreciation expense and amortization expense, or EBITDA, over our target EBITDA (as determined by the Board of Directors). Messrs. Ross and Soosman will receive annual bonuses at the discretion of the Board of Directors. Pursuant to their employment agreements, each of Messrs. Ross and Soosman were granted options under our 1996 Plan to purchase 79,599 shares of common stock at an exercise price of $10.89 per share. Such options vest ratably over a three-year period. We have also granted each of Messrs. Ross and Soosman options under our 1996 Plan to purchase an additional 79,599 shares of common stock at an exercise price of $10.89 per share. Mr. Ross' options vest ratably on July 1, 1998, December 31, 1998, December 31, 1999 and December 31, 2000. Mr. Soosman's options vest ratably on

July 31, 1998, December 31, 1998 and December 31, 1999. The vesting of Mr. Ross' and Mr. Soosman's options may be accelerated upon death, the sale of Guitar Center and other major events.

    Under the terms of each employment agreement, if an executive officer is terminated without cause or resigns with reasonable justification, the executive officer will be entitled to receive his base salary, annual cash bonus (equal to the last annual bonus he received prior to termination) and continuation of his benefits through the term of the agreement. With certain exceptions, if an executive officer is terminated without cause, all stock options held by the executive officer will immediately vest. If an executive officer's employment is terminated for any other reason, he will be entitled only to his accrued base salary through the date of termination.

MANAGEMENT STOCK OPTION AGREEMENTS

    In June 1996, we granted options which we refer to as "management options" to each of Messrs. Thomas and Albertson to purchase 397,985 shares of common stock at an exercise price of $10.89 per share pursuant to stock option agreements. Unless terminated or accelerated, each management option was to vest in three equal installments in 2003, 2004 and 2005 and will terminate upon the first to occur of:

    - June 5, 2005;

    - the consummation of a sale of Guitar Center, as more fully described in the management option agreement; or

    - the termination, either voluntarily or for cause, of the employment of the respective executive officer.

    The vesting of each management option was subject to acceleration upon the attainment of certain performance targets. Each management option became exercisable in full in 1997 as a result of the performance targets being satisfied.

OTHER OPTION ARRANGEMENTS

    Chase Ventures, Wells Fargo and Weston Presidio granted some members of management options to purchase an aggregate of 273,344 shares of common stock at a purchase price of $4.33 per share. Each grant of one of these options, which we refer to as "investor options," is deemed to be granted by each investor to the members of management in the same ratio as granted by each investor (I.E., 75.00% by Chase Ventures, 14.29% by Wells Fargo and 10.71% by Weston Presidio). Included in the investor options are options to purchase 109,722 shares of common stock that were granted to each of Messrs. Thomas and Albertson and 3,850 shares of common stock that were granted to each of Messrs. Ross and Soosman. The investor options were granted in December 1996, are presently exercisable and will expire on December 30, 2001. We are not a party to this agreement and have not, and will not, incur any obligation in connection with these options.

AMENDED 1997 EQUITY PARTICIPATION PLAN

    Our 1997 Plan is described under "Proposal No. 2: Approval of the Amendment to the Amended 1997 Equity Participation Plan."

OPTION GRANTS IN 1998; AGGREGATE OPTION EXERCISES IN 1998; 1998 YEAR-END OPTION
  VALUES

    In 1998, we granted options to purchase 778,782 shares of common stock under the 1997 Plan. No options were granted to any of the named executive officers in 1998.

    The following table sets forth, on an aggregated basis, information regarding securities underlying unexercised options during the year ended December 31, 1998 by the named executive officers:

                                                                   OPTION VALUES AT DECEMBER 31, 1998
                                                         -------------------------------------------------------
                                                                 NUMBER OF              VALUE OF UNEXERCISED
                                                           SECURITIES UNDERLYING            IN-THE-MONEY
                                                           UNEXERCISED OPTIONS AT            OPTIONS AT
                                              VALUE        FISCAL YEAR-END (1)(#)        FISCAL YEAR-END ($)
                         SHARES ACQUIRED    REALIZED     --------------------------  ---------------------------
NAME                     AT EXERCISE (#)       ($)       EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-----------------------  ---------------  -------------  -----------  -------------  ------------  -------------
Larry Thomas...........                                      397,985            --   $  5,466,323            --

Marty Albertson........                                      397,985            --      5,466,323            --

Bruce Ross.............        24,000      $   282,166        68,866        66,332        971,131   $   911,070

Barry Soosman..........                                      106,132        53,066      1,482,979       728,861

------------------------

(1) The securities underlying the options are shares of common stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal 1998, the compensation committee consisted of Messrs. Ferguson, Lazarus and Starrett, none of whom (1) is a present or former officer or employee of Guitar Center, or (2) is engaged in any transactions described under the heading "Certain Transactions."

                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH AN AFFILIATE OF NORWEST EQUITY PARTNERS

    Wells Fargo Bank, N.A., an affiliate of Norwest Equity Partners, acts as a lender under our existing credit facility and provides banking related services for which it receives customary fees.

                         COMPENSATION COMMITTEE REPORT

    During 1998, the compensation committee of the Board of Directors was comprised of Mr. Ferguson, Mr. Lazarus and Mr. Starrett, three non-employee directors, who administered our executive compensation programs and policies. Our executive compensation programs are designed to attract, motivate and retain the executive talent needed to optimize shareholder value in a competitive environment. The programs are intended to support the goal of increasing shareholder value while facilitating our business strategies and long-range plans.

    The following is the compensation committee's report submitted to the Board of Directors addressing the compensation of our executive officers for fiscal 1998.

COMPENSATION POLICY AND PHILOSOPHY

    Our executive compensation policy is:

    - designed to establish an appropriate relationship between executive pay and our annual performance, its long term growth objectives and its ability to attract and retain qualified executive officers; and

    - based on the belief that the interests of the executives should be closely aligned with our stockholders.

    The compensation committee attempts to achieve these goals by integrating competitive annual base salaries with:

    - annual incentive bonuses based on corporate performance and on the achievement of specified performance objectives set forth in our financial plan for the respective fiscal year; and

    - stock options through various plans.

    In support of this philosophy, a meaningful portion of each executive's compensation is placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value for our stockholders from both the short-term and long-term perspectives. The compensation committee believes that cash compensation in the form of salary and performance-based incentive bonuses provides our executives with short term rewards for success in operations, and that long term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in our long term performance and success. The compensation committee considers all elements of compensation and the compensation policy when determining individual components of pay.

    The Board of Directors believes that leadership and motivation of our employees are critical to achieving the objective of becoming a leader in musical products retailing in the United States. The compensation committee is responsible to the Board of Directors for ensuring that its executive officers are highly qualified and that they are compensated in a way that furthers our business strategies and which aligns their interests with those of our stockholders. To support this philosophy, the following principles provide a framework for executive compensation:

    - offer compensation opportunities that attract the best talent;

    - motivate individuals to perform at their highest levels;

    - reward outstanding achievement;

    - retain those with leadership abilities and skills necessary for building long-term shareholder value;

    - maintain a significant portion of executives' total compensation at risk, tied to both our annual and long-term financial performance and the creation of incremental shareholder value; and

    - encourage executives to manage from the perspective of owners with an equity stake in Guitar Center.

EXECUTIVE COMPENSATION COMPONENTS

    As discussed below, our executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

    BASE SALARY. In 1998, all four named executive officers were employed under contracts established in 1996, subject, in one instance, to an adjustment in base compensation approved in 1997 and also subject, in two instances, to an extension in the term of the agreements approved in 1998.

    ANNUAL INCENTIVE BONUSES. For fiscal 1998, annual incentive bonuses for the Chief Executive Officer and Chief Operating Officer were based upon their employment contracts signed in 1996. The employment contracts state that annual bonuses will be paid out of a bonus pool not to exceed $900,000. The amount of the bonus pool with respect to any fiscal year will be a percentage ranging from 10% to 30% of the excess of our actual EBITDA over our target EBITDA (as determined by the Board of Directors). Bonuses for the other named executive officers are determined at the discretion of the committee and include the following components: (1) our targeted net income and earnings per share estimates for fiscal 1998, and (2) individual merit. Target awards for each executive officer were set in relation to base salary. On average, executive officers' actual bonuses were 69.4% of each executive's base salary for fiscal year 1998. See "Summary Compensation Table."

    LONG TERM INCENTIVE COMPENSATION. No stock options were granted to the Chief Executive Officer or the other named executive officers in 1998.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The compensation committee believes that Larry Thomas, our Chief Executive Officer, provides valuable services and that his compensation should therefore be competitive with that paid to executives at comparable companies. In addition, the compensation committee believes that an important portion of his compensation should be based on our performance. Mr. Thomas' annual base salary for fiscal 1998 was $500,000. Mr. Thomas' base salary was determined by his employment agreement, which expires June 5, 2002. The annual incentive bonus paid to Mr. Thomas for fiscal 1998, which was $425,854, was paid for his performance and role in effectuating our achievement of certain targeted earnings and growth estimates during fiscal 1998.

INTERNAL REVENUE CODE SECTION 162(m)

    Under Section 162(m) of the Internal Revenue Code, the amount of compensation paid to certain executives that is deductible with respect to our corporate taxes is limited to $1,000,000 annually. It is the current policy of the compensation committee to maximize, to the extent reasonably possible, our ability to obtain a corporate tax deduction for compensation paid to our executive officers to the extent consistent with the best interests of Guitar Center and our shareholders.

                                          COMPENSATION COMMITTEE

                                          David Ferguson
                                          Michael Lazarus
                                          Peter Starrett

    THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THESE ACTS.

                            STOCK PERFORMANCE GRAPH

    The following graph compares our cumulative total stockholder return on the common stock (no dividends have been paid thereon) with the cumulative total return of (1) the S&P 500 Index and (2) the S&P Retail (Specialty) Index, for 1997 and 1998.

    The historical stock market performance of the common stock shown below is not necessarily indicative of future stock performance.

                COMPARISON OF 21 MONTH CUMULATIVE TOTAL RETURN*
                  AMONG GUITAR CENTER, INC., THE S&P 500 INDEX
                      AND THE S&P RETAIL (SPECIALTY) INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GUITAR CENTER, INC.     S & P 500     S & P RETAIL (SPECIALTY)
3/14/97                       $100         $100                          $100
3/97                          $107          $96                          $103
6/97                          $113         $113                          $118
9/97                          $165         $121                          $121
12/97                         $153         $125                          $110
3/98                          $158         $142                          $116
6/98                          $201         $147                          $106
9/98                          $125         $132                           $71
12/98                         $164         $160                           $94

* Assumes a $100 investment on March 14, 1997 in Guitar Center stock or on February 28, 1997 in Index stocks, including reinvestment of dividends.

    THE STOCK PERFORMANCE GRAPH ABOVE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THESE ACTS.

                               OTHER INFORMATION

OTHER MATTERS AT THE MEETING

    We do not know of any matters to be presented at the annual meeting other than those mentioned in this proxy statement. If any other matters are properly brought before the annual meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

INDEPENDENT PUBLIC ACCOUNTANTS

    Our auditors for the fiscal year ended December 31, 1998 were KPMG Peat Marwick, LLP. A representative of KPMG Peat Marwick, LLP will be present at the meeting, will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

ANNUAL REPORT ON FORM 10-K; AVAILABLE INFORMATION

    We have filed with the Securities and Exchange Commission an Annual Report on Form 10-K. Each stockholder receiving this proxy statement has also been provided with a copy of our Annual Report on Form 10-K, without exhibits. We will provide without charge a copy of the 1997 Plan upon written request to our Secretary at Guitar Center, Inc., 5155 Clareton Drive, Agoura Hills, California 91301. Copies of other exhibits to our Annual Report on Form 10-K are available from us upon reimbursement of our reasonable costs in providing these documents. Our filings with the Securities and Exchange Commission may be inspected at the offices of the Securities and Exchange Commission located in Washington, D.C., New York, New York and Chicago, Illinois. Documents filed electronically with the Securities and Exchange Commission may also be accessed through the website maintained by it at: www.sec.gov.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the stockholders at the annual meeting in 2000. Your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at Guitar Center, Inc., 5155 Clareton Drive, Agoura Hills, California 91301 and must be received no later than December 1, 1999. Your notice must include:

    - your name and address and the text of the proposal to be introduced;

    - the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and

    - a representation that you intend to appear in person or by proxy at the meeting to introduce the proposal specified in your notice.

    The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide for notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting.

                                          By Order of the Board of Directors

                                              [/S/ LARRY THOMAS]

                                          Larry Thomas
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Agoura Hills, California
March 29, 1999

                                     [LOGO]

                              GUITAR CENTER, INC.

        BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                     AT 12:00 P.M., MONDAY, APRIL 26, 1999
                             HYATT WESTLAKE PLAZA
                          880 SOUTH WESTLAKE BOULEVARD
                       WESTLAKE VILLAGE, CALIFORNIA 91361

The undersigned stockholder of Guitar Center, Inc. hereby revokes any proxy or proxies previously granted and appoints Larry Thomas, Marty Albertson, Bruce Ross and Barry Soosman, or any of them, as proxies, each with full powers of substitution and resubstitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment or postponement thereof:





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


                                                                                                                Please mark
                                                                                                               your votes as
                                                                                                                indicated in      X
                                                                                                                this example

  FOR all nominees listed below (except   WITHHOLD AUTHORITY
    as provided to the contrary below)     to vote for all nominees                                       FOR    AGAINST    ABSTAIN
                                           below
1.      Election of Directors.                                        2. To approve an amendment to
                                                                         our Amended 1997 Equity
                                                                         Participation Plan to increase
                                                                         the number of shares that may
                                                                         be issued under the plan from
                                                                         1,375,000 shares to 2,225,000
                                                                         shares.

Larry Thomas, Marty Albertson, Steven Burge, David
Ferguson, Harvey Kibel, Michael Lazarus, Peter Starrett and Jeffrey Walker

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.)

--------------------------------------------------------

                                                                                            This proxy is solicited on behalf of
                                                                                            the Board of Directors and will be
                      clear area                                                            voted in accordance with the
                                                                                            specifications made on the reverse
                                                                                            side. If a choice is not indicated
                                                                                            with respect to items (1) this proxy
                                                                                            will be voted FOR each of the
                                                                                            nominees listed. If a choice is not
                                                                                            indicated with respect to item (2) or
                                                                                            (3), this proxy will be voted FOR
                                                                                            such items. The proxies are
                                                                                            authorized to use their discretion
                                                                                            with respect to any other business
                                                                                            that may properly come before the
                                                                                            meeting. This proxy is revocable at
                                                                                            any time before it is exercised.
                                                                                            Receipt herewith of the Company's
                                                                                            Annual Report to Stockholders and
                                                                                            Notice of Meeting and Proxy
                                                                                            Statement, dated March 29, 1999, is
                                                                                            hereby acknowledged. Please sign,
                                                                                            date and mail today.

(Signature of Stockholder(s))__________________________________________________________________________Dated______________, 1999
(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

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